UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21486
                                   811-21538

Name of Fund:  BlackRock Commodity Strategies Fund
               Master Commodity Strategies LLC

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Commodity Strategies Fund and Master Commodity Strategies LLC, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 11/30/07

Date of reporting period: 12/01/06 - 05/31/07

Item 1 - Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock Commodity Strategies Fund


SEMI-ANNUAL REPORT
MAY 31, 2007    (UNAUDITED)



(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


BlackRock Commodity Strategies Fund
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock Commodity Strategies Fund


Officers and Directors


Robert C. Doll, Jr., Fund President and Director
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Donald C. Burke, Vice President and Treasurer
Karen Clark, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007



A Letter to Shareholders


Dear Shareholder

The 12 months from May 2006 to May 2007 took global equities on an extraordinary ride. A sharp correction at the start, the first in almost four years, gave way to strength in the latter half of 2006 and early 2007. This rally was interrupted by another set-back at the end of February, before markets resumed their upward march through May 31. Ultimately, the tailwinds of a generally favorable global economic backdrop, tame inflation, relatively low interest rates, still positive earnings growth and attractive valuations prevailed over the headwinds of a weakening U.S. economy, slowing housing market, escalating geopolitical concerns and high energy prices. In fact, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index touched new record highs following the most recent correction.

Mixed economic signals led to volatile behavior in fixed income markets as well. However, from the beginning of 2007 through May 31, short-term bond yields generally fell while longer-term yields increased. This resulted in some re-steepening of the yield curve, which had been flat to inverted throughout 2006. On a year-over-year basis, yields on 30-year Treasury bonds fell 20 basis points (.20%) and 10-year yields fell 22 basis points, while bond prices correspondingly rose. Meanwhile, the Federal Reserve Board (the
Fed) has left the federal funds rate at 5.25% since first pausing in August 2006. While first-quarter gross domestic product growth of 0.6% represented the slowest rate of expansion since 2002, the Fed reiterated its view that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, therefore reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended May 31, 2007, with equities exhibiting particular strength:


Total Returns as of May 31, 2007                                                      6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                            +10.29%        +22.79%
Small cap U.S. equities (Russell 2000 Index)                                           + 8.39         +18.92
International equities (MSCI Europe, Australasia, Far East Index)                      +14.08         +26.84
Fixed income (Lehman Brothers Aggregate Bond Index)                                    + 0.69         + 6.66
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         + 0.30         + 4.84
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       + 6.02         +12.64


We expect market volatility to linger throughout the remainder of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed.
For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director


THIS PAGE NOT PART OF YOUR FUND REPORT



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007



A Discussion With Your Fund's Portfolio Managers


Fund performance during the period reflected an early decline in commodity prices, particularly oil and natural gas prices, which could not be overcome by later gains.


What is the Fund's investment objective?

The Fund seeks positive long-term total return, primarily through investment in commodity-linked derivative instruments and short-term debt obligations. The commodity-linked derivative instruments in which the Fund may invest include hybrid instruments, such as structured notes or commodity index-linked notes, whose principal and/or interest payments are tied to the value of commodities, commodity futures contracts or the performance of commodity indexes. The debt obligations in which the Fund invests are primarily investment grade, fixed or floating rate debt securities of any maturity.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended May 31, 2007, BlackRock Commodity Strategies Fund's (formerly BlackRock Real Investment Fund) Institutional, Investor A, Investor B and Investor C Shares had net total returns of -2.59%, -2.71%, -3.01% and -3.05%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Goldman Sachs Commodity Total Return Index returned -4.07%. As of March 30, 2007, the Fund's benchmark changed from the Goldman Sachs Commodity Total Return Index to the Dow Jones-AIG Total Return Commodity Index, which returned +1.07% for the six-month period. Importantly, the indexes are used to illustrate the performance of the overall commodities markets, but are not necessarily a comparable measure of the Fund's results. The Fund is designed to tap into the performance of the commodities markets and will generally track the markets' trends. However, it is a fixed income investment and must fund the cost of gaining that commodity exposure through the creation of commodity-linked notes. This inherent cost will necessarily impact the Fund's results relative to the indexes.

Falling energy and commodity prices continued in the beginning of the reporting period and contributed to the negative absolute performance of the benchmarks and the Fund. The decline was led by the price of oil, which dipped sharply and flirted with $50 per barrel in January before recovering to roughly $64 per barrel by the end of the period. Natural gas prices started close to $9 per British thermal unit (Btu) and also fell precipitously through January, but recovered in concert with oil to end the period just shy of $8 per Btu. The early decline in energy prices was attributable to a mild start to the winter heating season, a slowing U.S. economy and high inventory levels. The recovery in oil prices that began in February was due to such domestic factors as the return of normal winter temperatures and anticipation of another gasoline-intensive summer season, as well as international issues like the tensions surrounding the nuclear ambitions of oil-rich Iran.

Meanwhile, the metals markets exhibited a similar pattern of early decline followed by an upswing starting in February. While silver was down to $13.47 per ounce at period-end versus $13.93 at the start, gold gained ground, moving from $648 per ounce to $661 per ounce. Copper prices were down from roughly $7,030 per ton six months ago to $6,787 per ton at period-end. The rise in metals prices in the latter part of the period was attributable to a resumption of Chinese growth and subsequent resource consumption, as well as supply-side pressure in the form of threatened mine strikes in both Peru and Indonesia.

Because we use credit-sensitive debt securities to provide yield enhancement for the portfolio, Fund returns also are influenced by the performance of the credit markets. During the six-month reporting period, there was considerable turmoil in the subprime mortgage market as loan defaults followed interest rates higher. While the credit portion of the portfolio focused primarily on asset-backed securities, including a significant position in home equity product, our preference for higher-quality credits kept the Fund largely insulated from the subprime woes.


What changes were made to the portfolio during the period?

As mentioned earlier, the Fund's benchmark changed from the Goldman Sachs Commodity Total Return Index to the Dow Jones-AIG Total Return Commodity Index. The overall Fund strategy remained the same as we sought to maintain 33% of total assets invested in leveraged commodity-linked notes, providing 100% commodity exposure to shareholders. The remaining 67% of net assets was invested in our enhanced cash strategy designed to outpace the London InterBank Offered Rate.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007



Following the benchmark change, we implemented a new enhanced commodity strategy in which 50% of the Fund's commodity exposure is invested in the eight commodities in the Index (excluding gold and silver) that exhibit the highest basis (that is, the difference between spot and futures prices). The remaining 50% of the commodity exposure is invested in the nine commodities within the Index that exhibit the highest price momentum (based on 12-month returns). In order to maintain the stated commodity exposure, the portfolio is rebalanced monthly based on the most recent rolling 12-month Index data.

The most notable activity in the portfolio during the six-month period was the roll out of the new commodity strategy. In order to achieve the desired exposure to the new benchmark, the Dow Jones-AIG Total Return Commodity Index, we sold all of the existing commodity-linked notes from the portfolio and purchased new notes that were structured to pay returns based on the new benchmark. We also continued to fund the cost of acquiring the commodity-linked exposure with income generated from low-duration fixed income investments, such as agency debt, structured finance securities and other corporate and mortgage products.


How would you characterize the Fund's position at the close of the period?

At period-end, the Fund's fixed income exposure stood at approximately 67% of overall assets, broken down as follows: 14% in floating rate home equity loans; 23% in collateralized mortgage obligations; 9% in investment grade corporate bonds and 21% in 30-year generic pass-through securities. The Fund ended the period with a credit profile of AA+.

The recovery in energy and commodity prices in recent months seems to confirm that the earlier setbacks were short-term movements and commodities will be long-term benefactors of global economic expansion. While volatility is likely to continue in all markets for some time, commodities tend to perform opposite of traditional asset classes and, therefore, provide diversification that is essential under such economic conditions. Given its unique structure, the Fund also offers shareholders access to securities that are not available to individual investors on the open market.


Stuart Spodek
Co-Portfolio Manager


Brian Weinstein
Co-Portfolio Manager


June 8, 2007



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Manager has voluntarily waived a portion of its fee. Without such waiver, the Fund's returns would have been lower.


Recent Performance Results

                                                               6-Month            12-Month       Since Inception
As of May 31, 2007                                           Total Return       Total Return       Total Return
Institutional Shares*                                            -2.59%            -14.59%            +13.57%
Investor A Shares*                                               -2.71             -14.80             +12.70
Investor B Shares*                                               -3.01             -15.35             +10.54
Investor C Shares*                                               -3.05             -15.40             +10.49
Dow Jones--AIG Total Return Commodity Index**                    +1.07             + 2.78             +30.57
Goldman Sachs Commodity Total Return Index***                    -4.07             -15.71             +19.11

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 3/26/04.

 ** This unmanaged Index is a widely recognized index composed of futures contracts on 19 physical commodities, and is designed to be a highly liquid and diversified benchmark for commodities as an asset class. Since inception total returns are from 3/26/04.

*** This unmanaged Index is calculated primarily on a world production-weighted basis and comprises the principal physical commodities that are the subject of active, liquid futures markets. Since inception total returns are from 3/26/04.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007


Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++ and Investor C Shares*++, compared to a similar investment in Dow Jones-AIG Total Return Commodity Index++++ and Goldman Sachs Commodity Total Return Index++++++. Values illustrated are as follows:


Institutional Shares*++

Date                                      Value

3/26/2004**                             $10,000.00
May 2004                                $10,620.00
May 2005                                $11,384.00
May 2006                                $13,297.00
May 2007                                $11,357.00


Investor A Shares*++

Date                                      Value

3/26/2004**                             $ 9,475.00
May 2004                                $10,062.00
May 2005                                $10,762.00
May 2006                                $12,534.00
May 2007                                $10,679.00


Investor B Shares*++

Date                                      Value

3/26/2004**                             $10,000.00
May 2004                                $10,620.00
May 2005                                $11,303.00
May 2006                                $13,058.00
May 2007                                $10,783.00


Investor C Shares*++

Date                                      Value

3/26/2004**                             $10,000.00
May 2004                                $10,620.00
May 2005                                $11,298.00
May 2006                                $13,060.00
May 2007                                $11,049.00


Dow Jones-AIG Total Return Commodity Index++++

Date                                      Value

3/26/2004**                             $10,000.00
May 2004                                $10,177.00
May 2005                                $10,415.00
May 2006                                $12,704.00
May 2007                                $13,057.00


Goldman Sachs Commodity Total Return Index++++++

Date                                      Value

3/26/2004**                             $10,000.00
May 2004                                $10,910.00
May 2005                                $11,913.00
May 2006                                $14,131.00
May 2007                                $11,911.00

     * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.

    ** Commencement of operations.

    ++ The Fund invests all of its assets in Master Commodity Strategies LLC.
       The LLC invests primarily in commodity-linked derivative instruments, and U.S. Government securities and other debt obligations.

  ++++ This unmanaged Index is a widely recognized index composed of futures contracts on 19 physical commodities, and is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

++++++ This unmanaged Index is calculated primarily on a world production-weighted basis and comprises the principal physical commodities that are the subject of active, liquid futures markets.

       Past performance is not indicative of future results.



Average Annual Total Return


                                                        Return Without
                                                         Sales Charge
Institutional Shares

One Year Ended 5/31/07                                      -14.59%
Inception (3/26/04)
through 5/31/07                                             + 4.08



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 5/31/07                    -14.80%           -19.28%
Inception (3/26/04)
through 5/31/07                           + 3.83            + 2.09



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 5/31/07                    -15.35%           -18.99%
Inception (3/26/04)
through 5/31/07                           + 3.20            + 2.40



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 5/31/07                    -15.40%           -16.21%
Inception (3/26/04)
through 5/31/07                           + 3.19            + 3.19


     * Assuming maximum sales charge of 5.25%.

    ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2006 and held through May 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     December 1, 2006
                                                             December 1,          May 31,           to May 31,
                                                                 2006               2007               2007
Actual

Institutional                                                   $1,000           $  974.10            $ 6.55
Investor A                                                      $1,000           $  972.90            $ 7.77
Investor B                                                      $1,000           $  968.80            $11.58
Investor C                                                      $1,000           $  969.50            $11.59

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,018.27            $ 6.69
Investor A                                                      $1,000           $1,017.02            $ 7.95
Investor B                                                      $1,000           $1,013.23            $11.75
Investor C                                                      $1,000           $1,013.23            $11.75

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.33% for Institutional, 1.58% for Investor A, 2.34% for Investor B and 2.34% for Investor C),
   multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master LLC in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007


Statement of Assets and Liabilities                                                           BlackRock Commodity Strategies Fund

As of May 31, 2007 (Unaudited)
Assets

       Investment in Master Commodity Strategies LLC (the "Master LLC"), at value
       (identified cost--$55,431,479)                                                                             $    56,954,643
       Receivable from administrator                                                                                        2,643
       Prepaid expenses and other assets                                                                                    7,580
                                                                                                                  ---------------
       Total assets                                                                                                    56,964,866
                                                                                                                  ---------------

Liabilities

       Payables:
           Distributor                                                                                                     32,474
           Other affiliates                                                                                                18,546
                                                                                                                  ---------------
       Total liabilities                                                                                                   51,020
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $    56,913,846
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of beneficial interest, $.01 par value, unlimited number of
       shares authorized                                                                                          $        14,306
       Investor A Shares of beneficial interest, $.01 par value, unlimited number of
       shares authorized                                                                                                   10,007
       Investor B Shares of beneficial interest, $.01 par value, unlimited number of
       shares authorized                                                                                                    7,557
       Investor C Shares of beneficial interest, $.01 par value, unlimited number of
       shares authorized                                                                                                   31,390
       Paid-in capital in excess of par                                                                                71,072,743
       Undistributed investment income--net                                                    $       634,356
       Accumulated capital losses allocated from the Master LLC--net                              (16,379,677)
       Unrealized appreciation allocated from the Master LLC--net                                    1,523,164
                                                                                               ---------------
       Total accumulated losses--net                                                                                 (14,222,157)
                                                                                                                  ---------------
       Net Assets                                                                                                 $    56,913,846
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $12,863,349 and 1,430,644 shares of beneficial
       interest outstanding                                                                                       $          8.99
                                                                                                                  ===============
       Investor A--Based on net assets of $8,990,050 and 1,000,655 shares of beneficial
       interest outstanding                                                                                       $          8.98
                                                                                                                  ===============
       Investor B--Based on net assets of $6,813,392 and 755,731 shares of beneficial
       interest outstanding                                                                                       $          9.02
                                                                                                                  ===============
       Investor C--Based on net assets of $28,247,055 and 3,139,026 shares of beneficial
       interest outstanding                                                                                       $          9.00
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007


Statement of Operations                                                                       BlackRock Commodity Strategies Fund

For the Six Months Ended May 31, 2007 (Unaudited)
Investment Income

       Net investment income allocated from the Master LLC:
           Interest                                                                                               $     1,499,680
           Expenses                                                                                                     (242,366)
                                                                                                                  ---------------
       Total income                                                                                                     1,257,314
                                                                                                                  ---------------

Expenses

       Administration fees                                                                     $       151,571
       Service and distribution fees--Investor C                                                       150,225
       Printing and shareholder reports                                                                 39,465
       Service and distribution fees--Investor B                                                        35,912
       Registration fees                                                                                32,626
       Professional fees                                                                                27,196
       Transfer agent fees--Investor C                                                                  19,734
       Service fees--Investor A                                                                         12,713
       Transfer agent fees--Institutional                                                                8,558
       Transfer agent fees--Investor A                                                                   5,433
       Transfer agent fees--Investor B                                                                   4,839
       Other                                                                                             7,941
                                                                                               ---------------
       Total expenses before waiver                                                                    496,213
       Waiver of expenses                                                                            (136,366)
                                                                                               ---------------
       Total expenses after waiver                                                                                        359,847
                                                                                                                  ---------------
       Investment income--net                                                                                             897,467
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss) Allocated from the Master LLC--Net

       Realized loss on investments, financial futures contracts, swaps and options
       written--net                                                                                                   (7,051,997)
       Change in unrealized appreciation/depreciation on investments, financial futures
       contracts, swaps and options written--net                                                                        3,187,679
                                                                                                                  ---------------
       Total realized and unrealized loss--net                                                                        (3,864,318)
                                                                                                                  ---------------
       Net Decrease in Net Assets Resulting from Operations                                                       $   (2,966,851)
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007


Statements of Changes in Net Assets                                                           BlackRock Commodity Strategies Fund

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                 May 31, 2007      November 30,
Increase (Decrease) in Net Assets:                                                               (Unaudited)           2006
Operations

       Investment income--net                                                                  $       897,467    $     2,004,188
       Realized loss--net                                                                          (7,051,997)        (7,484,576)
       Change in unrealized appreciation/depreciation--net                                           3,187,679        (1,542,807)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from operations                                        (2,966,851)        (7,023,195)
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Institutional                                                                             (942,300)        (3,384,545)
           Investor A                                                                                (682,175)        (1,944,127)
           Investor B                                                                                (349,737)        (1,680,740)
           Investor C                                                                              (1,525,797)        (6,489,922)
       Realized gain--net:
           Institutional                                                                                    --           (14,322)
           Investor A                                                                                       --            (8,348)
           Investor B                                                                                       --            (7,565)
           Investor C                                                                                       --           (29,112)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders       (3,500,009)       (13,558,681)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

       Net increase (decrease) in net assets derived from beneficial interest transactions        (13,171,838)          6,640,243
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (19,638,698)       (13,941,633)
       Beginning of period                                                                          76,552,544         90,494,177
                                                                                               ---------------    ---------------
       End of period*                                                                          $    56,913,846    $    76,552,544
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       634,356    $     3,236,898
                                                                                               ===============    ===============

             See Notes to Financial Statements.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007


Financial Highlights                                                                          BlackRock Commodity Strategies Fund


                                                     Institutional                                   Investor A

                                                                       For the                                         For the
                                       For the                          Period        For the                           Period
The following per share data          Six Months        For the       March 26,      Six Months        For the        March 26,
and ratios have been derived            Ended          Year Ended     2004++ to        Ended          Year Ended      2004++ to
from information provided in         May 31, 2007     November 30,   November 30,   May 31,2007      November 30,    November 30,
the financial statements.            (Unaudited)    2006       2005      2004       (Unaudited)     2006       2005      2004
Per Share Operating Performance

Net asset value, beginning of period  $     9.82   $   12.38  $   11.58  $   10.00   $     9.79  $   12.35   $   11.57  $   10.00
                                      --------------------------------------------   --------------------------------------------
Investment income--net                   .15++++     .31++++        .22        .02      .15++++    .28++++         .18        .01
Realized and unrealized gain
(loss)--net                                (.42)       (.97)        .66       1.56        (.43)      (.97)         .67       1.56
                                      --------------------------------------------   --------------------------------------------
Total from investment operations           (.27)       (.66)        .88       1.58        (.28)      (.69)         .85       1.57
                                      --------------------------------------------   --------------------------------------------
Less dividends and distributions:
   Investment income--net                  (.56)      (1.89)      (.08)         --        (.53)     (1.86)       (.07)         --
   Realized gain--net                         --       (.01)         --         --           --      (.01)          --         --
                                      --------------------------------------------   --------------------------------------------
Total dividends and distributions          (.56)      (1.90)      (.08)         --        (.53)     (1.87)       (.07)         --
                                      --------------------------------------------   --------------------------------------------
Net asset value, end of period        $     8.99   $    9.82  $   12.38  $   11.58   $     8.98  $    9.79   $   12.35  $   11.57
                                      ============================================   ============================================

Total Investment Return**

Based on net asset value per share    (2.59%)+++     (6.52%)      7.70%  15.80%+++   (2.71%)+++    (6.77%)       7.39%  15.70%+++
                                      ============================================   ============================================

Ratios to Average Net Assets***

Expenses, net of waiver and
reimbursement                             1.33%*       1.32%      1.32%     1.27%*       1.58%*      1.57%       1.57%     1.42%*
                                      ============================================   ============================================
Expenses                                  1.78%*       1.80%      2.12%     2.36%*       2.01%*      2.04%       2.37%     2.61%*
                                      ============================================   ============================================
Investment income--net                    3.62%*       2.86%      1.79%      .35%*       3.37%*      2.62%       1.51%      .19%*
                                      ============================================   ============================================

Supplemental Data

Net assets, end of period
(in thousands)                        $   12,863   $  17,666  $  21,808  $  13,643   $    8,990  $  12,995   $  12,860  $  10,867
                                      ============================================   ============================================
Portfolio turnover of the Master LLC     156.50%      66.90%     50.00%     19.40%      156.50%     66.90%      50.00%     19.40%
                                      ============================================   ============================================

        * Annualized.

       ** Total investment returns exclude the effects of sales charges.

      *** Includes the Fund's share of the Master LLC's allocated expenses and/or investment income--net.

       ++ Commencement of operations.

     ++++ Based on average shares outstanding.

      +++ Aggregate total investment return.

          See Notes to Financial Statements.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007


Financial Highlights (concluded)                                                              BlackRock Commodity Strategies Fund

                                                       Investor B                                    Investor C

                                                                       For the                                         For the
                                       For the                          Period        For the                           Period
The following per share data          Six Months        For the       March 26,      Six Months        For the        March 26,
and ratios have been derived            Ended          Year Ended     2004++ to        Ended          Year Ended      2004++ to
from information provided in         May 31, 2007     November 30,   November 30,   May 31,2007      November 30,    November 30,
the financial statements.            (Unaudited)    2006       2005      2004       (Unaudited)     2006       2005      2004
Per Share Operating Performance

Net asset value, beginning of period  $     9.74   $   12.29  $   11.55  $   10.00   $     9.73  $   12.29   $   11.55  $   10.00
                                      --------------------------------------------   --------------------------------------------
Investment income (loss)--net            .11++++     .20++++        .09   --++++++      .11++++    .20++++         .09   --++++++
Realized and unrealized gain
(loss)--net                                (.42)       (.96)        .67       1.55        (.42)      (.97)         .68       1.55
                                      --------------------------------------------   --------------------------------------------
Total from investment operations           (.31)       (.76)        .76       1.55        (.31)      (.77)         .77       1.55
                                      --------------------------------------------   --------------------------------------------
Less dividends and distributions:
   Investment income--net                  (.41)      (1.78)      (.02)         --        (.42)     (1.78)       (.03)         --
   Realized gain--net                         --       (.01)         --         --           --      (.01)          --         --
                                      --------------------------------------------   --------------------------------------------
Total dividends and distributions          (.41)      (1.79)      (.02)         --        (.42)     (1.79)       (.03)         --
                                      --------------------------------------------   --------------------------------------------
Net asset value, end of period        $     9.02   $    9.74  $   12.29  $   11.55   $     9.00  $    9.73   $   12.29  $   11.55
                                      ============================================   ============================================

Total Investment Return**

Based on net asset value per share    (3.01%)+++     (7.46%)      6.63%  15.50%+++   (3.05%)+++    (7.50%)       6.67%  15.50%+++
                                      ============================================   ============================================

Ratios to Average Net Assets***

Expenses, net of waiver and
reimbursement                             2.34%*       2.34%      2.34%     1.65%*       2.34%*      2.34%       2.34%     1.67%*
                                      ============================================   ============================================
Expenses                                  2.79%*       2.83%      3.14%     3.37%*       2.79%*      2.82%       3.14%     3.37%*
                                      ============================================   ============================================
Investment income (loss)--net             2.61%*       1.83%       .73%    (.03%)*       2.61%*      1.83%        .75%    (.03%)*
                                      ============================================   ============================================

Supplemental Data

Net assets, end of period
(in thousands)                        $    6,813   $   8,660  $  11,534  $  10,663   $   28,247  $  37,232   $  44,292  $  34,403
                                      ============================================   ============================================
Portfolio turnover of the Master LLC     156.50%      66.90%     50.00%     19.40%      156.50%     66.90%      50.00%     19.40%
                                      ============================================   ============================================

        * Annualized.

       ** Total investment returns exclude the effects of sales charges.

      *** Includes the Fund's share of the Master LLC's allocated expenses and/or investment income (loss)--net.

       ++ Commencement of operations.

     ++++ Based on average shares outstanding.

   ++++++ Amount is less than $(.01) per share.

      +++ Aggregate total investment return.

          See Notes to Financial Statements.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007



Notes to Financial Statements (Unaudited)   BlackRock Commodity Strategies Fund


1. Significant Accounting Policies:
On March 26, 2007, BlackRock Real Investment Fund was renamed BlackRock Commodity Strategies Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Real Investment Trust, which was renamed Master Commodity Strategies Trust (the "Trust"), which has the same investment objective and strategies as the Fund. Effective June 15, 2007, the Trust was converted to a Delaware limited liability company and in accordance to the Limited Liability Company Agreement was renamed Master Commodity Strategies LLC (the "Master LLC"). The value of the Fund's investment in the Master LLC reflects the Fund's proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results of the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Master LLC owned by the Fund at May 31, 2007 was 87.8%. The Fund offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Master LLC at fair value. Valuation of securities held by the Master LLC is discussed in Note 1(a) of the Master LLC's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Master LLC's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Master LLC are accounted for on a trade-date basis.

(g) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board released FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007



Notes to Financial Statements (continued)   BlackRock Commodity Strategies Fund




In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.


2. Transactions with Affiliates:
The Fund has entered into an Administrative Agreement with BlackRock Advisors, LLC (the "Administrator"), an indirect, wholly owned subsidiary of BlackRock, Inc. The Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. The Fund has entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch & Co., Inc.("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

In addition, the Administrator has agreed to voluntarily waive the administration fees and/or reimburse expenses in order to cap total expenses (excluding distribution fees and/or shareholder servicing fees) at 1.33%. For the six months ended May 31, 2007, the Administrator earned fees of $151,571, of which $129,259 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor on-going service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                      Service          Distribution
                                          Fee                   Fee

Investor A                               .25%                    --
Investor B                               .25%                  .75%
Investor C                               .25%                  .75%


Pursuant to sub-agreements with each Distributor, broker dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch and the Distributor, provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributors and each broker dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B and Investor C shareholders. The ongoing distribution fee compensates each Distributor and MLPF&S for providing shareholder and distribution-related services to Investor B and Investor C shareholders.

For the six months ended May 31, 2007, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Investor A Shares as follows:

                                         FAMD                MLPF&S

Investor A                               $612                $8,252



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007



Notes to Financial Statements (continued)   BlackRock Commodity Strategies Fund


For the six months ended May 31, 2007, MLPF&S received contingent deferred sales charges of $15,991 and $13,764 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, BDI received contingent deferred sales charges of $65 relating to transactions in Investor C Shares.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of fund shares. During the six months ended May 31, 2007, the following amounts have been accrued by the Fund to reimburse the Administrator for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.


                                                        Call Center
                                                               Fees

Institutional                                                  $107
Investor A                                                     $366
Investor B                                                     $104
Investor C                                                     $388


PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions were $(13,171,838) and $6,640,243 for the six months ended May 31, 2007 and the year ended November 30, 2006, respectively.

Transactions in beneficial interest for each class were as follows:


Institutional Shares for
the Six Months Ended                                             Dollar
May 31, 2007                                  Shares             Amount

Shares sold                                  286,254    $     2,434,944
Shares issued to shareholders in
   reinvestment of dividends                  88,584            769,824
                                     ---------------    ---------------
Total issued                                 374,838          3,204,768
Shares redeemed                            (743,938)        (6,366,530)
                                     ---------------    ---------------
Net decrease                               (369,100)    $   (3,161,762)
                                     ===============    ===============



Institutional Shares for the Year                                Dollar
Ended November 30, 2006                       Shares             Amount

Shares sold                                1,150,740    $    12,392,997
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             226,083          2,403,265
                                     ---------------    ---------------
Total issued                               1,376,823         14,796,262
Shares redeemed                          (1,338,472)       (14,155,346)
                                     ---------------    ---------------
Net increase                                  38,351    $       640,916
                                     ===============    ===============



Investor A Shares for
the Six Months Ended                                             Dollar
May 31, 2007                                  Shares             Amount

Shares sold                                   90,284    $       773,868
Shares issued to shareholders in
   reinvestment of dividends                  69,168            601,150
                                     ---------------    ---------------
Total issued                                 159,452          1,375,018
Shares redeemed                            (486,301)        (4,151,928)
                                     ---------------    ---------------
Net decrease                               (326,849)    $   (2,776,910)
                                     ===============    ===============



Investor A Shares for the Year                                   Dollar
Ended November 30, 2006                       Shares             Amount

Shares sold                                  631,418    $     6,701,348
Automatic conversion of shares                14,499            154,897
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             158,581          1,684,129
                                     ---------------    ---------------
Total issued                                 804,498          8,540,374
Shares redeemed                            (517,953)        (5,324,468)
                                     ---------------    ---------------
Net increase                                 286,545    $     3,215,906
                                     ===============    ===============



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007



Notes to Financial Statements (concluded)   BlackRock Commodity Strategies Fund


Investor B Shares for
the Six Months Ended                                             Dollar
May 31, 2007                                  Shares             Amount

Shares sold                                   26,114    $       215,485
Shares issued to shareholders in
   reinvestment of dividends                  34,218            299,433
                                     ---------------    ---------------
Total issued                                  60,332            514,918
Shares redeemed                            (194,026)        (1,697,648)
                                     ---------------    ---------------
Net decrease                               (133,694)    $   (1,182,730)
                                     ===============    ===============



Investor B Shares for the Year                                   Dollar
Ended November 30, 2006                       Shares             Amount

Shares sold                                  167,012    $     1,857,565
Shares issued to shareholders in
   reinvestment of dividends &
   distributions                             132,292          1,407,587
                                     ---------------    ---------------
Total issued                                 299,304          3,265,152
                                     ---------------    ---------------
Shares redeemed                            (333,683)        (3,425,582)
Automatic conversion of shares              (14,505)          (154,897)
                                     ---------------    ---------------
Total redeemed                             (348,188)        (3,580,479)
                                     ---------------    ---------------
Net decrease                                (48,884)    $     (315,327)
                                     ===============    ===============



Investor C Shares for
the Six Months Ended                                             Dollar
May 31, 2007                                  Shares             Amount

Shares sold                                  407,862    $     3,422,148
Shares issued to shareholders in
   reinvestment of dividends                 156,911          1,371,467
                                     ---------------    ---------------
Total issued                                 564,773          4,793,615
Shares redeemed                          (1,254,167)       (10,844,051)
                                     ---------------    ---------------
Net decrease                               (689,394)    $   (6,050,436)
                                     ===============    ===============



Investor C Shares for the Year                                   Dollar
Ended November 30, 2006                       Shares             Amount

Shares sold                                1,519,631    $    16,472,768
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             530,170          5,635,707
                                     ---------------    ---------------
Total issued                               2,049,801         22,108,475
Shares redeemed                          (1,826,184)       (19,009,727)
                                     ---------------    ---------------
Net increase                                 223,617    $     3,098,748
                                     ===============    ===============


4. Capital Loss Carryforward:
On November 30, 2006, the Fund had a net capital loss carryforward of $9,400,583, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007



Portfolio Information                           Master Commodity Strategies LLC


As of May 31, 2007


                                               Percent of
                                                 Total
Asset Mix                                     Investments

Corporate Bonds & Structured Notes                36.8%
Non-Government Agency Mortgage-Backed
  Securities--Collateralized Mortgage
  Obligations                                     20.6
Government Agency Mortgage-Backed
  Securities                                      18.0
Asset-Backed Securities                           12.0
Government Agency Mortgage-Backed
  Securities--Collateralized Mortgage
  Obligations                                      5.3
Non-Government Agency Mortgage-Backed
  Securities--Commercial Mortgage-Backed
  Securities                                       4.1
Capital Trusts                                     2.2
Other*                                             1.0

 * Includes portfolio holdings in short-term investments and options purchased.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007


Schedule of Investments as of May 31, 2007 (Unaudited)                                            Master Commodity Strategies LLC

                                   Face
                                 Amount    Asset-Backed Securities++                                                    Value
                                           Ameriquest Mortgage Securities, Inc. (a):
                          $   1,000,000       Series 2004-IA1 Class M4, 6.82% due 9/25/2034                         $   1,008,649
                              1,500,000       Series 2004-R1 Class M2, 5.90% due 2/25/2034                              1,503,030
                                368,742    Amortizing Residential Collateral Trust Series 2002-BC3 Class M2,
                                           6.42% due 6/25/2032 (a)                                                        370,455
                              1,000,000    Bear Stearns Asset Backed Securities, Inc. Series 2004-FR3 Class M2,
                                           6.49% due 10/25/2034 (a)                                                     1,007,360
                                           Countrywide Asset Backed Certificates (a):
                                211,463       Series 2003-2 Class M1, 6.02% due 6/26/2033                                 211,849
                              1,000,000       Series 2004-5 Class M2, 5.99% due 7/25/2034                               1,005,651
                              2,000,000    Fremont Home Loan Trust Series 2004-3 Class M2, 6.02% due 11/25/2034 (a)     2,007,214
                                 99,730    GSAA Home Equity Trust Series 2006-8N Class N1, 6% due 10/26/2036 (g)           98,484
                              1,000,000    Master Asset Backed Securities Trust Series 2004-HE1 Class M5, 6.67%
                                           due 9/25/2034 (a)                                                            1,014,055
                                500,000    Residential Asset Mortgage Products, Inc. Series 2004-RZ4 Class M3,
                                           6.22% due 12/25/2034 (a)                                                       500,779
                                 38,855    Wachovia Asset Securitization, Inc. Series 2003-HE1 Class A1, 5.61%
                                           due 3/25/2033 (a)                                                               38,890
                                459,000    Wells Fargo Home Equity Trust Series 2004-2 Class M5, 6.57% due
                                           11/25/2033 (a)                                                                 464,525

                                           Total Asset-Backed Securities (Cost--$9,179,692)--14.3%                      9,230,941




Industry                                      Corporate Bonds & Structured Notes
Aerospace & Defense--0.0%        20,000    L-3 Communications Corp. Series B, 6.375% due 10/15/2015                        19,950

Capital Markets--2.6%           430,000    Credit Suisse Guernsey Ltd. Series 1, 6.05% due 5/29/2049 (a)                  422,684
                                330,000    Goldman Sachs Capital III Series F, 6.13% due 9/29/2049 (a)                    329,858
                                230,000    Lehman Brothers Holdings Capital Trust V, 6.19% due 5/29/2049 (a)              230,690
                                325,000    Lehman Brothers Holdings, Inc., 5.50% due 5/25/2010 (a)                        324,920
                                           Morgan Stanley:
                                100,000       5.60% due 1/09/2012 (a)                                                     100,084
                                200,000       5.625% due 1/09/2012                                                        200,336
                                 60,000    UBS Preferred Funding Trust I, 8.622% due 10/29/2049 (a)                        65,422
                                                                                                                    -------------
                                                                                                                        1,673,994

Commercial Banks--12.9%         325,000    Glitnir Banki HF, 5.618% due 4/20/2010 (a)(h)                                  324,383
                              8,000,000    Natixis Financial Products, Inc., 5.16% due 5/19/2008 (a)(g)                 8,042,800
                                                                                                                    -------------
                                                                                                                        8,367,183

Commercial Services              50,000    West Corp., 9.50% due 10/15/2014                                                52,625
& Supplies--0.1%

Consumer Finance--0.2%          105,000    SLM Corp., 5.495% due 7/27/2009 (a)                                            103,339

Diversified Financial        14,000,000    AIG-FP Structured Finance (Cayman) Limited (Goldman Sachs Commodity
Services--25.6%                            Index Total Return Linked Notes), 5.343% due 5/12/2008 (i)                  15,507,040
                                100,000    Ford Motor Credit Co. LLC, 7.80% due 6/01/2012                                  99,510
                              1,000,000    General Electric Capital Corp. Series A, 5% due 12/01/2010                     987,140
                                 35,000    General Motors Acceptance Corp., 6.75% due 12/01/2014                           34,888
                                                                                                                    -------------
                                                                                                                       16,628,578

Diversified Telecommunication    50,000    Citizens Communications Co., 6.25% due 1/15/2013                                49,500
Services--0.4%                             Qwest Corp.:
                                 50,000       8.875% due 3/15/2012                                                         54,875
                                145,000       6.50% due 6/01/2017 (g)                                                     143,369
                                                                                                                    -------------
                                                                                                                          247,744

Electric Utilities--0.6%        410,000    TXU Electric Delivery Co., 5.725% due 9/16/2008 (a)(g)                         410,082

Electronic Equipment             75,000    NXP BV, 8.106% due 10/15/2013                                                   77,250
& Instruments--0.1%

Hotels, Restaurants              75,000    MGM Mirage, 5.875% due 2/27/2014                                                69,750
& Leisure--0.1%

Media--0.9%                     230,000    Comcast Corp., 6.50% due 1/15/2017                                             238,425
                                 50,000    Intelsat Bermuda Ltd.,11.25% due 6/15/2016                                      57,125
                                300,000    Time Warner Cable, Inc., 5.40% due 7/02/2012 (g)                               296,469
                                                                                                                    -------------
                                                                                                                          592,019



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007


Schedule of Investments (continued)                                                               Master Commodity Strategies LLC

                                   Face
Industry                         Amount    Corporate Bonds & Structured Notes                                           Value
Metals & Mining--0.1%     $      25,000    Freeport-McMoRan Copper & Gold, Inc., 8.375% due 4/01/2017               $      27,313

Oil, Gas & Consumable            55,000    Peabody Energy Corp., 7.375% due 11/01/2016                                     58,231
Fuels--0.1%
                                           Total Corporate Bonds & Structured Notes (Cost--$26,812,317)--43.7%         28,328,058




                                           Government Agency Mortgage-Backed Securities++
                             12,500,000    Fannie Mae Guaranteed Pass-Through Certificates, 5.50% due
                                           6/15/2037 (c)                                                               12,203,125
                                           Freddie Mac Mortgage Participation Certificates (a):
                              1,171,676       4.418% due 9/01/2035                                                      1,164,433
                                 15,304       5.946% due 12/01/2036                                                        15,424
                                428,278       6.03% due 9/01/2036                                                         431,225

                                           Total Government Agency Mortgage-Backed Securities
                                           (Cost--$13,919,127)--21.3%                                                  13,814,207

Collateralized Mortgage                    Fannie Mae Trust:
Obligations--6.2%             2,211,339       Series 360 Class 2, 5.00% due 8/01/2035 (f)                                 560,953
                                763,431       Series 377 Class 2, 5.00% due 10/01/2036 (f)                                198,409
                                363,022       Series 2005-70 Class GA, 5.50% due 12/25/2034                               361,737
                                           Freddie Mac Multiclass Certificates:
                              1,310,000       Series 3063 Class YB, 5.50% due 6/15/2026 (j)                             1,309,406
                              4,898,625       Series 3295 Class SA, 0.78% due 3/15/2037 (a)(f)                            169,924
                              3,627,050       Series 3303 Class SE, 0.76% due 4/15/2037 (a)(f)                            123,529
                                           Ginnie Mae Trust Class IO (a)(f):
                              9,736,636       Series 2005-9, 0.778% due 1/16/2045                                         490,799
                              7,851,915       Series 2005-76, 0.882% due 9/16/2045                                        427,636
                              7,817,907       Series 2005-90, 0.912% due 11/16/2045                                       407,897

                                           Total Government Agency Mortgage-Backed Securities--
                                           Collateralized Mortgage Obligations (Cost--$4,003,157)--6.2%                 4,050,290




                                           Non-Government Agency Mortgage-Backed Securities++
Collateralized Mortgage         876,909    ABN AMRO Mortgage Corp. Series 2003-2 Class 2A1, 5.82% due 3/25/2018 (a)       875,756
Obligations--24.5%                         Banc of America Mortgage Securities Inc. (a):
                              1,034,742       Series 2004-C Class 2A1, 3.708% due 4/25/2034                             1,013,180
                                817,117       Series 2004-E Class 1A1, 4.525% due 6/25/2034 (j)                           818,260
                                592,298    Countrywide Alternative Loan Trust Series 2004-2CB Class 1A4, 5.72%
                                           due 3/25/2034 (a)                                                              594,793
                                           Countrywide Home Loan Mortgage Pass-Through Trust (a):
                                541,711       Series 2004-J2 Class A2, 5.82% due 3/25/2034                                542,670
                              1,264,524       Series 2004-J7 Class 1A1, 5.77% due 8/25/2034                             1,266,457
                                518,698    First Horizon Mortgage Pass-Through Trust Series 2003-4 Class 2A2,
                                           5.77% due 6/25/2018 (a)                                                        521,784
                                495,453    GSR Mortgage Loan Trust Series 2005-AR5 Class 2A3, 5.173% due
                                           10/25/2035 (a)                                                                 490,737
                                542,900    Homebanc Mortgage Trust Series 2005-4 Class A1, 5.59% due 10/25/2035 (a)       543,905
                              3,000,000    Impac Secured Assets CMN Owner Trust Series 2004-3 Class M1, 5.92%
                                           due 11/25/2034 (a)                                                           3,010,281
                                           Residential Accredit Loans, Inc. (a):
                              1,937,758       Series 2004-QS8 Class A4, 5.72% due 6/25/2034                             1,945,877
                                660,526       Series 2006-QA9 Class A1, 5.50% due 11/25/2036                              659,612
                                           Residential Funding Mortgage Securities I Series 2003-S14 (a):
                              2,020,644       Class A5, 5.72% due 7/25/2018                                             2,028,699
                              1,098,725       Class A6, 5.72% due 7/25/2018                                             1,101,576
                                467,588    Wells Fargo Mortgage Backed Securities Series 2005-AR10 Class 2A4,
                                           4.11% due 6/25/2035 (a)                                                        458,198

                                           Total Non-Government Agency Mortgage-Backed Securities--Collateralized
                                           Mortgage Obligations (Cost--$15,840,190)--24.5%                             15,871,785



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007


Schedule of Investments (continued)                                                               Master Commodity Strategies LLC

                                   Face
                                 Amount    Non-Government Agency Mortgage-Backed Securities++                           Value
Commercial                $     525,000    Bear Stearns Commercial Mortgage Securities Series 2006-PW14
Mortgage-Backed                            Class A4, 5.201% due 12/11/2038                                          $     507,246
Securities--4.8%                390,000    Credit Suisse Mortgage Capital Certificate Series 2007-C2 Class A3,
                                           5.542% due 1/15/2049 (a)                                                       386,030
                                550,000    GMAC Commercial Mortgage Securities, Inc. Series 2001-C1 Class B,
                                           6.67% due 4/15/2034 (j)                                                        571,089
                                           JPMorgan Chase Commercial Mortgage Securities Corp. Class A4:
                                425,000       Series 2006-LDP8, 5.399% due 5/15/2045                                      416,355
                                380,000       Series 2007-CB18, 5.44% due 6/12/2047                                       372,829
                                420,000    LB-UBS Commercial Mortgage Trust Series 2007-C2 Class A3, 5.43% due
                                           2/17/2040                                                                      413,438
                                465,000    Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1
                                           Class A4, 5.621% due 2/12/2039 (a)(b)                                          460,539

                                           Total Non-Government Agency Mortgage-Backed Securities--Commercial
                                           Mortgage-Backed Securities (Cost--$3,191,002)--4.8%                          3,127,526



                                           Capital Trusts
Capital Markets--0.6%           275,000    State Street Capital Trust IV, 6.355% due 6/01/2067 (a)                        275,851
                                110,000    UBS Preferred Funding Trust II, 7.247% (a)(h)                                  116,495
                                                                                                                    -------------
                                                                                                                          392,346

Commercial Banks--1.5%          265,000    BAC Capital Trust XV, 6.16% due 6/01/2056 (a)                                  264,638
                                275,000    USB Capital IX, 6.189% (a)(h)                                                  278,862
                                450,000    Wachovia Capital Trust III, 5.80% (a)(h)                                       450,573
                                                                                                                    -------------
                                                                                                                          994,073

Diversified Financial           290,000    JPMorgan Chase Capital XXI, 6.36% due 5/15/2077 (a)(h)                         287,092
Services--0.5%

                                           Total Capital Trusts (Cost--$1,683,704)--2.6%                                1,673,511



                             Beneficial
                               Interest    Short-Term Securities
                          $     771,824    BlackRock Liquidity Series, LLC Cash Sweep Series, 5.26% (b)(e)                771,824

                                           Total Short-Term Securities (Cost--$771,824)--1.2%                             771,824



                              Number of
                          Contracts++++    Options Purchased
Put Options Purchased                 2    Pay a fixed rate of 5.50% and receive a floating rate based on
                                           3-month LIBOR, expiring August 2007, Broker Union Bank of
                                           Switzerland AG (d)                                                              22,352

                                           Total Options Purchased (Premiums Paid--$14,376)--0.0%                          22,352

                                           Total Investments  (Cost--$75,415,389)--118.6%                              76,890,494



                                   Face
                                 Amount    TBA Sale Commitments
                          $   4,000,000    Fannie Mae Collateralized Pass-Through Certificates, 5.50% due
                                           6/15/2037                                                                  (3,905,296)

                                           Total TBA Sale Commitments (Premiums Received--$3,960,227)--(6.0%)         (3,905,296)



                              Number of
                          Contracts++++    Options Written
Call Options Written                  1    Pay a fixed rate of 4.96% and receive a floating rate based on
                                           3-month LIBOR, expiring May 2008, Broker Deutsche Bank AG (d)                  (6,735)

Put Options Written                   1    Receive a fixed rate of 5.46% and pay a floating rate based on
                                           3-month LIBOR, expiring May 2008, Broker Deutsche Bank AG (d)                 (24,833)

                                           Total Options Written (Premiums Received--$30,876)--(0.1%)                    (31,568)

                          Liabilities in Excess of Other Assets--(12.5%)                                              (8,114,464)
                                                                                                                    -------------
                          Net Assets--100.0%                                                                        $  64,839,166
                                                                                                                    =============



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007



Schedule of Investments (continued)             Master Commodity Strategies LLC


   * The cost and unrealized appreciation (depreciation) of investments, net of TBA sale commitments and options written, as of May 31, 2007, as computed for federal income tax purposes, were as follows:

     Aggregate cost                                  $   71,376,184
                                                     ==============
     Gross unrealized appreciation                   $    1,824,293
     Gross unrealized depreciation                        (246,847)
                                                     --------------
     Net unrealized appreciation                     $    1,577,446
                                                     ==============

  ++ Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.

++++ One contract represents a notional amount of $1,000,000.

(a)  Floating rate security.

(b) Investments in companies considered to be an affiliate of the Master LLC, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                             Purchase      Sales        Realized    Interest
     Affiliate                 Cost         Cost          Gain       Income

     BlackRock
     Liquidity Series,
     LLC Cash
     Sweep Series               --      $1,454,389*        --       $32,607

     Merrill Lynch/
     Countrywide
     Commercial
     Mortgage Trust
     Series 2006-1
     Class A4,
     5.621% due
     2/12/2039               $467,920        --            --       $ 2,104

        * Represents net sales cost.


(c) Represents a "to-be-announced" transaction. The Master LLC has committed to purchasing securities for which all specific information is not available at this time.

(d) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of the swaption.

(e)  Represents the current yield as of May 31, 2007.

(f) Represents the interest only portion of a mortgage-backed security and has either a nominal or notional amount of principal.

(g) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(h)  The security is a perpetual bond and has no definite maturity date.

(i) Represents a "structured note", the interest shown reflects the effective yield at the time of purchase.

(j) All or a portion of security held as collateral in connection with open financial futures contracts.

o For Master LLC compliance purposes, the Master LLC's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

o Financial futures contracts purchased as of May 31, 2007 were as follows:

     Number of                      Expiration       Face        Unrealized
     Contracts       Issue             Date         Value       Depreciation

        26        2-Year U.S.       September     $5,304,260    $    (5,541)
                 Treasury Bond         2007


o    Financial futures contracts sold as of May 31, 2007 were as follows:

     Number of                      Expiration       Face        Unrealized
     Contracts       Issue             Date         Value       Appreciation

        7         Euro Dollar       June 2007     $1,656,484     $      284
                    Futures
        7         Euro Dollar       September     $1,657,665          1,028
                    Futures            2007
        78        5-Year U.S.       September     $8,159,665         13,540
                 Treasury Bond         2007
        76        10-Year U.S.      September     $8,097,945         13,445
                 Treasury Bond         2007
        7         Euro Dollar        December     $1,660,040          2,615
                    Futures            2007
        7         Euro Dollar       March 2008    $1,662,540          3,803
                    Futures
        5         Euro Dollar       June 2008     $1,188,997          3,497
                    Futures
        5         Euro Dollar       September     $1,189,647          3,834
                    Futures            2008
        5         Euro Dollar        December     $1,189,759          3,884
                    Futures            2008
        5         Euro Dollar       March 2009    $1,189,747          3,871
                    Futures
        4         Euro Dollar       June 2009     $  951,412          2,862
                    Futures
        4         Euro Dollar       September     $  951,037          2,787
                    Futures            2009
        4         Euro Dollar        December     $  950,562          2,712
                    Futures            2009
        4         Euro Dollar       March 2010    $  950,212          2,512
                    Futures
                                                                 ----------
     Total Unrealized Appreciation--Net                          $   60,674
                                                                 ==========



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007



Schedule of Investments (concluded)             Master Commodity Strategies LLC


o    Swaps outstanding as of May 31, 2007 were as follows:


                                                                   Unrealized
                                                  Notional        Appreciation
                                                   Amount        (Depreciation)

     Sold credit default protection on
     Fannie Mae and receive 0.18%

     Broker, Lehman Brothers Inc.
     Expires March 2010                          $1,000,000      $    3,469

     Sold credit default protection on
     Freddie Mac and receive 0.15%

     Broker, Lehman Brothers Inc.
     Expires June 2010                           $4,000,000          11,388

     Sold credit default protection on
     Fannie Mae and receive 0.48%

     Broker, Deutsche Bank AG London
     Expires June 2010                           $2,000,000          21,042

     Receive a fixed rate of 5.036%
     and pay a floating rate based on
     3-month LIBOR

     Broker, Citibank N.A.
     Expires November 2010                       $4,000,000        (36,684)

     Pay a fixed rate of 4.9335%
     and receive a floating rate based on
     3-month LIBOR

     Broker, JPMorgan Chase
     Expires March 2012                          $3,200,000          55,459

     Receive a fixed rate of 5.085%
     and pay a floating rate based on
     3-month LIBOR

     Broker, Deutsche Bank AG
     Expires November 2016                       $  600,000        (17,758)

     Pay a fixed rate of 5.225%
     and receive a floating rate based on
     3-month LIBOR

     Broker, Deutsche Bank AG
     Expires January 2017                        $  200,000           3,357

     Receive a fixed rate of 5.16%
     and pay a floating rate based on
     3-month LIBOR

     Broker, Deutsche Bank AG
     Expires February 2017                       $  700,000        (15,302)
                                                                  ----------
     Total                                                        $   24,971
                                                                  ==========

     See Notes to Financial Statements.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007


Statement of Assets and Liabilities                                                               Master Commodity Strategies LLC

As of May 31, 2007 (Unaudited)
Assets

       Investments in unaffiliated securities, at value (identified cost--$74,161,269)                            $    75,635,779
       Investments in affiliated securities, at value (identified cost--$1,239,744)                                     1,232,363
       Options purchased, at value (premiums paid--$14,376)                                                                22,352
       Cash                                                                                                                   234
       Unrealized appreciation on swaps                                                                                    94,715
       Receivables:
           Securities sold                                                                     $     6,600,703
           Interest                                                                                    332,852
           Paydowns                                                                                    145,106
           Contributions                                                                                41,093
           Variation margin                                                                             15,058
           Swaps                                                                                        12,161          7,146,973
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                    8,699
                                                                                                                  ---------------
       Total assets                                                                                                    84,141,115
                                                                                                                  ---------------

Liabilities

       Options written, at value (premiums received--$30,876)                                                              31,568
       TBA sale commitments, at value (proceeds received--$3,960,227)                                                   3,905,296
       Unrealized depreciation on swaps                                                                                    69,744
       Payables:
           Securities purchased                                                                     14,990,014
           Capital shares redeemed                                                                     180,605
           Investment adviser                                                                           28,229
           Other affiliates                                                                                930         15,199,778
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                              95,563
                                                                                                                  ---------------
       Total liabilities                                                                                               19,301,949
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $    64,839,166
                                                                                                                  ===============

Net Assets Consist of

       Investors' capital                                                                                         $    63,229,718
       Unrealized appreciation--net                                                                                     1,609,448
                                                                                                                  ---------------
       Net Assets                                                                                                 $    64,839,166
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007


Statement of Operations                                                                           Master Commodity Strategies LLC

For the Six Months Ended May 31, 2007 (Unaudited)
Investment Income

       Interest (including $34,711 from affiliates)                                                               $     1,734,503

Expenses

       Investment advisory fees                                                                $       175,729
       Accounting services                                                                              50,553
       Professional fees                                                                                22,013
       Custodian fees                                                                                   11,377
       Directors' fees and expenses                                                                      6,482
       Pricing fees                                                                                      6,218
       Printing and shareholder reports                                                                    860
       Other                                                                                             7,147
                                                                                               ---------------
       Total expenses                                                                                                     280,379
                                                                                                                  ---------------
       Investment income--net                                                                                           1,454,124
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                        (8,369,651)
           Financial futures contracts and swaps--net                                                  134,121
           Options written--net                                                                         41,040        (8,194,490)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                          3,542,220
           Financial futures contracts and swaps--net                                                   95,106
           Options written--net                                                                          8,221          3,645,547
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (4,548,943)
                                                                                                                  ---------------
       Net Decrease in Net Assets Resulting from Operations                                                       $   (3,094,819)
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007


Statements of Changes in Net Assets                                                               Master Commodity Strategies LLC

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                 May 31, 2007      November 30,
Increase (Decrease) in Net Assets:                                                               (Unaudited)           2006
Operations

       Investment income--net                                                                  $     1,454,124    $     3,797,876
       Realized loss--net                                                                          (8,194,490)        (9,061,179)
       Change in unrealized appreciation/depreciation--net                                           3,645,547        (1,760,576)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from operations                                        (3,094,819)        (7,023,879)
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                                   7,411,090         49,004,105
       Fair value of withdrawals                                                                  (29,078,583)       (58,535,826)
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from capital transactions                               (21,667,493)        (9,531,721)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (24,762,312)       (16,555,600)
       Beginning of period                                                                          89,601,478        106,157,078
                                                                                               ---------------    ---------------
       End of period                                                                           $    64,839,166    $    89,601,478
                                                                                               ===============    ===============

       See Notes to Financial Statements.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007


Financial Highlights                                                                              Master Commodity Strategies LLC

                                                                      For the Six                                For the Period
                                                                      Months Ended      For the Year Ended      March 26, 2004++
The following ratios have been derived from                           May 31, 2007         November 30,         to November 30,
information provided in the financial statements.                     (Unaudited)        2006           2005          2004
Total Investment Return

       Total investment return                                             (2.32%)**        (5.92%)          8.26%       16.20%**
                                                                        ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses, net of waiver                                                 .80%*           .70%           .73%          .68%*
                                                                        ============   ============   ============   ============
       Expenses                                                                .80%*           .70%           .73%          .73%*
                                                                        ============   ============   ============   ============
       Investment income--net                                                 4.14%*          3.46%          2.37%          .95%*
                                                                        ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)                         $     64,839   $     89,601   $    106,157   $     75,982
                                                                        ============   ============   ============   ============
       Portfolio turnover                                                    156.50%         66.90%         50.00%         19.40%
                                                                        ============   ============   ============   ============

        * Annualized.

       ** Aggregate total investment return.

       ++ Commencement of operations.

          See Notes to Financial Statements.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007



Notes to Financial Statements (Unaudited)       Master Commodity Strategies LLC


1. Significant Accounting Policies:
On March 29, 2007, Master Real Investment Trust was renamed Master Commodity Strategies Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. Effective June 15, 2007, the Trust was converted to a Delaware limited liability company and in accordance to the Limited Liability Company Agreement (the "LLC Agreement") was renamed Master Commodity Strategies LLC (the "Master LLC").The Declaration of Trust permits the Trustees (and after June 15, 2007, the LLC Agreement permits the Directors) to issue non-transferable interests in the Trust/Master LLC, subject to certain limitations. Throughout this report the Trust and the Master LLC are referred to as the Master LLC and the Board of Trustees is referred to as the Board of Directors. The Master LLC's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Master LLC.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC markets or on the basis of yield equivalents as obtained by the Master LLC's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC markets are valued at the last asked price (options written) or the last bid price
(options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Master LLC from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based upon the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. The Master LLC employs pricing services to provide certain securities prices for the Master LLC. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Master LLC, including valuations furnished by the pricing services retained by the Master LLC, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Master LLC under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Master LLC.

Equity securities held by the Master LLC, which are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Master LLC. Long positions traded in the OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Master LLC. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Master LLC are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Master LLC's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Master LLC's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Master LLC's Board of Directors.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007



Notes to Financial Statements (continued)       Master Commodity Strategies LLC


(b) Derivative financial instruments--The Master LLC may engage in various portfolio investment strategies both to increase the return of the Master LLC and to hedge, or protect, its exposure to interest rate movements and movements in the securities and commodities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

* Hybrid instruments--The Master LLC may invest in hybrid instruments, including structured notes and commodity-linked notes. The principal and/or interest payments on these hybrid instruments are linked to the value of commodities, commodity futures contracts, or the performance of one or more indexes or other readily measurable economic variables. The principal value of the hybrid instruments, and/or the value of the interest that they pay, will rise or fall in response to changes in the values of the underlying commodities, commodity futures contracts, or commodity indexes. Although these hybrid instruments are primarily debt obligations, they indirectly provide exposure to changes in the value of the underlying commodities.

* Options--The Master LLC may purchase and write covered call and put options. When the Master LLC writes an option, an amount equal to the premium received by the Master LLC is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Master LLC enters into a closing transaction), the Master LLC realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Master LLC may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Master LLC deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Master LLC agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master LLC as unrealized gains or losses. When the contract is closed, the Master LLC records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Master LLC may enter into swap agreements, which are OTC contracts in which the Master LLC and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index; or the return generated by a security. These periodic payments received or made by the Master LLC are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC's assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007



Notes to Financial Statements (continued)       Master Commodity Strategies LLC


(e) Securities lending--The Master LLC may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master LLC and any additional required collateral is delivered to the Master LLC on the next business day. Where the Master LLC receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Master LLC typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Master LLC receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Master LLC may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master LLC could experience delays and costs in gaining access to the collateral. The Master LLC also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(f) TBA Commitments--The Master LLC may enter into to be announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to the settlement date, which is in addition to the risk of decline in the value of the Master LLC's other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of investments."

(g) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board released FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Master LLC's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Master LLC's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Master LLC's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Master LLC's financial statements, if any, has not been determined.


2. Investment Advisory Agreement Transactions with Affiliates:
The Master LLC has entered into an Investment Advisory Agreement with the Manager. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group are the principal owners of BlackRock, Inc.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007



Notes to Financial Statements (concluded)       Master Commodity Strategies LLC


The Manager is responsible for the management of the Master LLC's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays a monthly fee based upon the average daily value of the Master LLC's net assets at the annual rate of 0.50%. In addition, the Manager has entered into Sub-Advisory Agreements with BlackRock Investment Management, LLC ("BIM") and BlackRock Financial Management, Inc., both affiliates of the Manager, under which the Manager pays each Sub-Adviser for services it provides a fee equal to a percentage paid by the Master LLC to the Manager.

The Master LLC has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, or its affiliates. Pursuant to that order, the Master LLC has retained BIM, an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Master LLC, invest cash collateral received by the Master LLC for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

For the six months ended May 31, 2007, the Master LLC reimbursed the Manager $877 for certain accounting services.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Beneficial Interest Transactions:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended May 31, 2007 were $128,074,881 and $144,957,098 respectively.

Transactions in call options written for the six months ended May 31, 2007 were as follows:

                                           Number of           Premiums
                                          Contracts*           Received

Outstanding call options written,
   beginning of period                           2.7    $        59,400
Options written                                    1             15,438
Options closed                                 (2.7)           (59,400)
                                     ---------------    ---------------
Outstanding call options written,
   end of period                                   1    $        15,438
                                     ===============    ===============

 * One contract represents a notional amount of $1,000,000.


Transactions in put options written for the six months ended May 31, 2007 were as follows:


                                           Number of           Premiums
                                          Contracts*           Received
Outstanding put options written,
   beginning of period                           2.7    $        59,400
Options written                                    1             15,438
Options closed                                 (2.7)           (59,400)
                                     ---------------    ---------------
Outstanding put options written,
   end of period                                   1    $        15,438
                                     ===============    ===============

 * One contract represents a notional amount of $1,000,000.


4. Short-Term Borrowings:
The Master LLC, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Master LLC may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Master LLC may borrow up to the maximum amount allowable under the Master LLC's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Master LLC pays a commitment fee of .06% per annum based on the Master LLC's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Master LLC did not borrow under the credit agreement during the six months ended May 31, 2007.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007



BlackRock Funds



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can signup for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007



Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007



A World-Class Mutual Fund Family


BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

 * See the prospectus for information on specific limitations on investments in the fund.

++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK COMMODITY STRATEGIES FUND                                MAY 31, 2007


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Commodity Strategies Fund and Master Commodity Strategies LLC


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Commodity Strategies Fund and Master Commodity Strategies LLC


Date: July 24, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Commodity Strategies Fund and Master Commodity Strategies LLC


Date: July 24, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Commodity Strategies Fund and Master Commodity Strategies LLC


Date: July 24, 2007